U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

American Capital, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02.	Unregistered Sales of Equity Securities.

On March 26, 2009, American Capital, Ltd., a Delaware corporation (“American Capital” or the “Company”), acquired all of the outstanding ordinary shares of European Capital Limited, a Guernsey company (“European Capital”) not already owned by the Company (the “Acquisition”), by means of a scheme of arrangement under Part VIII of the Companies (Guernsey) Law, 2008 as amended (the “Scheme of Arrangement”). Prior to the Acquisition, the Company owned 67.7% of European Capital and European Capital was publicly-traded on the Main Market of the London Stock Exchange. The Scheme of Arrangement was approved by a special majority of the shareholders of European Capital, not including American Capital, and sanctioned by the Royal Court of Guernsey.

Under the terms of the Scheme of Arrangement, each holder of European Capital ordinary shares outstanding as of 6:00 p.m. GMT on March 25, 2009 (the “Scheme Record Time”), other than the Company or European Capital (“Scheme Shares”), received, through the Company’s transfer agent, .333 shares of American Capital’s common stock (“New Shares”) in exchange for each Scheme Share, and American Capital received a number of European Capital ordinary shares equal to the number of Scheme Shares outstanding at the Scheme Record Time. Any holder of Scheme Shares entitled to a fractional interest in a share of American Capital common stock will be paid cash for such interest at the rate of $2.19 per share, which was the closing price of the Company’s common stock on March 25, 2009, as quoted on the NASDAQ Global Select Market.

In connection with the Scheme of Arrangement, American Capital issued a total of 11,490,745 shares of its common stock, par value $0.01 per share, to the holders of Scheme Shares on March 26, 2009, the effective date of the Acquisition. The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. The Company relied upon the foregoing exemption because the New Shares were issued in exchange for the Scheme Shares, following the approval by the Royal Court of Guernsey of the Scheme of Arrangement under Guernsey Law, after the court assessed the fairness and reasonableness of the terms of the transaction at two court hearings, at which all holders of Scheme Shares had the right to appear and adequate notice was given.

A copy of the press release issued by the Company on March 30, 2009 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated March 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.

Dated: April 1, 2009	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

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